EXHIBIT 10.1

                             NOTE PURCHASE AGREEMENT

         THIS NOTE PURCHASE AGREEMENT (this "Agreement") is made this 20th day of February, 1996, by and between ARTRA GROUP Incorporated, a Pennsylvania corporation ("ARTRA"), Fill-Mor Holding, Inc., a Delaware corporation ("Fill-Mor") and Westminster Capital, Inc. ("Westminster").

         WHEREAS, in consideration of a payment of $1,000,000.00 from Westminster to ARTRA, ARTRA is willing to issue to Westminster a 10% Secured Convertible Promissory Note of even date herewith in the principal amount of $1,200,000.00 (the "Note"); and

         WHEREAS, the parties desire to enter into certain other agreements related to the issuance of the Note.

         NOW THEREFORE, in consideration of the foregoing and of the mutual promises and agreements hereinafter set forth, the parties agree as follows:

         1.       Transaction.

                  (i) In consideration for the delivery by Westminster to ARTRA of the sum of $1,000,000.00 in good and immediately available funds, ARTRA hereby agrees to issue to Westminster the Note. The Note shall bear interest at the rate of 10% per annum and shall be due and payable 120 days from the date of issuance. Payment by ARTRA of the Note shall be guaranteed by ARTRA's wholly-owned subsidiary, Fill-Mor and such guaranty shall be evidenced by a guaranty of even date herewith (the "Guaranty") duly executed by Fill-Mor. The Guaranty shall be secured by 990,000 shares of common stock of COMFORCE Corporation owned by Fill-Mor, and such security interest shall be evidenced by a Pledge Agreement of even date herewith (the "Pledge Agreement") entered into by Fill-Mor and Westminster. The Note shall also have a conversion feature which shall allow Westminster to convert up to $200,000.00 of the Note's principal balance, plus related accrued and unpaid interest, into shares of ARTRA common stock (the "Conversion Shares") at the conversion price of $5.00 per share. The registration rights of Westminster in regard to the Conversion Shares shall be evidenced by a Registration Rights Agreement of even date herewith (the "Registration Rights Agreement") entered into by the parties. This Agreement, the Note, and the Registration Rights Agreement are sometimes collectively referred to hereafter as the "Transaction Documents".

                  (ii) In further consideration for the delivery by Westminster to ARTRA of the sum of $1,000,000.00, ARTRA hereby agrees to cause the delivery to Westminster of 10,000 shares of common stock of COMFORCE Corporation owned by Fill-Mor (the "Payment Shares").

         2. Closing. The Closing shall take place on even date herewith (the "Closing Date") at the offices of ARTRA's counsel, Kwiatt, Silverman & Ruben, Ltd., 500 Central Avenue, Northfield, Illinois, or at such other time and place as mutually agreed upon by the parties. The effectiveness of the Closing shall be conditioned upon the occurrence of the events specified in Section 6 hereof.

         At the Closing ARTRA will deliver to Westminster the Note to be purchased by Westminster dated as of the Closing Date, against delivery by Westminster to ARTRA of the purchase price therefor by wire transfer of immediately available funds in the amount of such purchase price into the Kwiatt, Silverman & Ruben, Ltd. Escrow Account # GL3080823 at Manufacturers Bank in Chicago, Illinois. At the Closing Fill-Mor shall deliver to Westminster the Payment Shares, as well as the collateral pursuant to the Pledge Agreement. If at the Closing ARTRA shall fail to tender such Note, or if Fill-Mor shall fail to deliver such Payment Shares and such collateral to Westminster as provided in this Section 2, or if any of the conditions specified in Section 6 hereof shall not have been fulfilled to its satisfaction, Westminster shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any other rights it may have by reason of such failure or nonfulfillment.

         3. Representations and Warranties of ARTRA. ARTRA and Fill-Mor represent and warrant to Westminster as follows:

                  3.1      Organization.

                           (i) ARTRA is a corporation  duly  organized,  validly
existing, and in good standing in the State of Pennsylvania, has full corporate power to own and lease its properties, to carry on its businesses and to execute, deliver and perform the transactions contemplated by, the Transaction Documents and is duly qualified to do business and in good standing in each jurisdiction in which the character of its properties or transactions material to its business makes such qualification necessary, except that ARTRA is not in good standing in the State of Illinois.

                           (ii)   COMFORCE   Corporation   ("COMFORCE")   is   a
corporation duly organized, validly existing, and in good standing in the State of Delaware, has full corporate power to own its properties, to carry on its businesses and is duly qualified to do business and in good standing in each jurisdiction in which the character of its properties or transactions material to its business makes such qualification necessary.

                  3.2      Authority.

                           (i) The execution,  delivery and performance by ARTRA
of this Agreement, the Note, the Registration Rights Agreement, and all other related undertakings of ARTRA have been duly authorized by all requisite corporate action of ARTRA, do not require the approval of the stockholders of ARTRA, do not require the consent or approval of any governmental authority, will not violate any law or regulation (including, without limitation, Regulation G, U or X of the Federal Reserve Board and all applicable state securities laws) will not violate the certificate of incorporation or by-laws of ARTRA, and will not violate or constitute (with due notice or lapse of time or both) a default under any indenture, agreement, license or other contract to which ARTRA is a party or by which it or its properties are bound.

                           (ii)  The  execution,  delivery  and  performance  by
Fill-Mor of this Agreement, the Guaranty, the Pledge Agreement, and all other related undertakings of Fill-Mor have been duly authorized by all requisite corporate action of Fill-Mor, do not require the approval of the stockholders of Fill-Mor, do not require the consent or approval of any governmental authority, will not violate any law or regulation (including, without limitation, Regulation G, U or X of the Federal Reserve Board and all applicable state securities laws) will not violate the certificate of incorporation or by-laws of Fill-Mor, and will not violate or constitute (with due notice or lapse of time or both) a default under any indenture, agreement, license or other contract to which Fill-Mor is a party or by which it or its properties are bound.

                  3.3 Enforcement. Each of the Transaction Documents will be, when executed and delivered by ARTRA, a valid, legal and binding obligation of ARTRA, enforceable against ARTRA in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditor's rights generally.

                  3.4      Financial Statements.

                           (i)  ARTRA's  financial   statements  ,  included  in
ARTRA's Form 10-K for the fiscal year ended December 29, 1994 and in ARTRA's Form 10-Q for the quarterly period ended September 28, 1995, present fairly, in all material respects, the financial condition and the results of operations and cash flows of ARTRA in accordance with generally accepted accounting principles.

                           (ii)  COMFORCE's  financial  statements , included in
COMFORCE's Form 10-K for the fiscal year ended December 31, 1994 and in COMFORCE's Form 10-Q for the quarterly period ended September 30, 1995, present fairly, in all material respects, the financial condition and the results of operations and cash flows of COMFORCE in accordance with generally accepted
accounting   principles.

                  3.5 Litigation. No litigation, or governmental proceedings are pending or threatened against ARTRA or COMFORCE, nor do any other circumstances exist, the results of which might materially and adversely affect the financial condition or results of operations of each company, except those disclosed in the respective financial statements of each referenced in subsection 3.4 hereof.

                  3.6 Authorization of Conversion Shares. The issuances of the Conversion Shares under the circumstances described in, and pursuant to the terms of, the Note have been duly authorized and, when issued and delivered in accordance with the provisions of the Note, the Conversion Shares will be validly issued, fully paid and nonassessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. The Conversion Shares are not subject to the preemptive rights of any security holder of ARTRA.

                  3.7 Authorization of COMFORCE Shares. The Payment Shares received by Westminster from Fill-Mor, and the common shares of COMFORCE pledged by Fill-Mor pursuant to the Pledge Agreement have been duly authorized and validly issued, are fully paid and nonassessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. Fill-Mor has good and marketable title to the Payment Shares and the shares of common stock of COMFORCE pledged under the Pledge Agreement free and clear of all liens, claims, encumbrances, restrictions and covenants, except the security interest which will be released concurrently with the Closing. The Payment Shares and the COMFORCE shares pledged under the Pledge Agreement are not subject to the preemptive rights of any security holder of COMFORCE.

                  3.8 Noncontravention. Neither ARTRA nor COMFORCE is in any violation of, or in default under, nor will the execution and delivery and performance of the Transaction Documents result in the violation of (i) any term or provision of its respective Articles of Incorporation or By-Laws, as amended;
(ii) except as may be otherwise disclosed in the financial statements of ARTRA and COMFORCE, referred to in Section 3.4 hereof, any material term or provision, or any financial covenants, of any indenture, mortgage, contract, commitment or other agreement or instrument to which either is a party or by which either or any of the respective properties or businesses of either is or may be bound or affected; or (iii) any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over ARTRA or COMFORCE, as applicable, or any of the properties or businesses of either, as applicable. ARTRA or COMFORCE, as applicable, own, possess or have obtained all governmental and other licenses, permits, certifications, registrations, approvals or consents and other authorizations ("Permits") necessary to own or lease, as the case may be, and to operate its respective properties and to conduct its respective businesses or operations as currently conducted and all such Permits are outstanding and in good standing, and there are no proceedings pending or, to ARTRA's knowledge, threatened, nor is there any basis therefor, seeking to cancel, terminate or limit such Permits.

                  3.9 Reg D Qualification; Offering Documents. Assuming the representations and warranties of Westminster contained herein are true and correct, the offer and sale of the Note by ARTRA has satisfied and on the Closing Date will have satisfied all of the requirements of Regulation D under the Securities Act of 1933, as amended, ("Reg D") and ARTRA is not disqualified from the exemption under Rule 505 contained in Reg D by virtue of the disqualifications contained in Rule 505(b)(2)(iii), or the exemption under Reg D by virtue of the disqualification contained in Rule 507.

                  3.10 Intangibles. Each of ARTRA and COMFORCE own or possess adequate and enforceable rights to use all patents, patent applications, trademarks, service marks, copyrights, rights, trade secrets, confidential information, processes and formulations used or proposed to be used in the conduct of the respective business of each (collectively the "Intangibles"); to ARTRA's knowledge, neither ARTRA or COMFORCE has infringed or is infringing upon the rights of others with respect to the respective Intangibles of each and neither ARTRA or COMFORCE has received any notice that it has or may have infringed or is infringing upon the rights of others with respect to the Intangibles; and neither ARTRA or COMFORCE has received any notice of conflict with the asserted rights of others with respect to the respective Intangibles of each which could, singly or in the aggregate, materially adversely affect the respective business, financial condition or results of operations of each and ARTRA does not know of any basis therefor; and, to ARTRA's knowledge, no others have infringed upon the respective Intangibles of each of ARTRA and COMFORCE.

                  3.11 Labor Relations. To the best of ARTRA's knowledge, no labor problem exists with ARTRA's employees or is imminent which could adversely affect ARTRA, nor do labor problem exists with COMFORCE's employees or is imminent which could adversely affect COMFORCE

                  3.12 Insurance. Each of ARTRA and COMFORCE has adequately insured its properties against loss or damage by fire or other casualty and maintains, in amounts which it deems, in good faith, to be adequate, such other insurance, including but not limited to, liability insurance, as is usually maintained by companies engaged in the same or similar businesses.

                  3.13 Taxes. ARTRA and COMFORCE have filed all tax returns which are required by law to have been filed and have paid all taxes, assessments, fees and charges of each governmental body shown to be due and payable on such returns to the extent the same have become due and payable and before they have become delinquent other than those presently payable without penalty or interest and those being contested in good faith by appropriate proceedings as to which adequate reserves have been established in accordance with generally accepted accounting principles ("GAAP") with respect thereto. In the opinion of ARTRA, all tax liabilities are adequately provided for on the books of ARTRA and COMFORCE in accordance with GAAP.

                  3.14 No Adverse Change. Since the respective dates, referenced in Section 3.4 hereof, as of which information is given in ARTRA's and COMFORCE's financial statements as referenced in section 3.4, neither has incurred any material liability or obligation, direct or contingent, nor entered into any material transaction, whether or not in the ordinary course of business, nor sustained any material loss or interference with its business from fire, storm, explosion, flood or other casualty, nor experienced any labor dispute, nor incurred any court or governmental action, order or decree, which would have a material adverse change in the respective financial conditions of each of ARTRA and COMFORCE.

                  3.15 Investment Company Act. ARTRA is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, nor is subject to regulation under such act.



         4.Representations and Warranties of Westminster. Westminster represents and warrants to ARTRA as follows:

                  4.1 Westminster represents and warrants to ARTRA that it has full corporate power to own its properties, to carry on its businesses and to execute, deliver and perform this Agreement.

                  4.2 Each of the  Transaction  Documents will be, when executed and delivered by Westminster, a legal, valid and binding obligation of Westminster enforceable against Westminster, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally or general equity principles.

                  4.3 The execution, delivery and performance by Westminster of the Transaction Documents will not violate any law or regulation, violate or constitute (with due notice or lapse of time or both), a material default under any indenture, agreement, license or other instrument or contract to which Westminster is a party or by which its properties are bound, and do not require any filing or registration, permit, license, consent or approval of any governmental agency.

                     4.4 Westminster represents that it is purchasing the Note for investment purposes only and that in all respects Westminster acknowledges its understanding that ARTRA is relying on the exemptions
  contained                    in Section 4(2) of the Securities Act of 1933 and
                               Section  4(Q) of the Illinois  Securities  Law of
                               1953 in making the sale contemplated under this Agreement.

         5.       Covenants of ARTRA.  ARTRA hereby covenants as follows:

                  5.1 Upon an exercise by Westminster of its conversion rights under the Note, ARTRA covenants that it shall issue the requisite number of Conversion Shares, which shares shall be duly authorized, validly issued, fully paid and non-assessable, and issued free and clear of all liens and defects to title.

                  5.2 ARTRA agrees to include the Conversion Shares in the Form S-1 Registration Statement presently being prepared, in accordance with the terms of the Registration Agreement, and to keep such registration statement effective in accordance with the terms of the Registration Rights Agreement.

                  5.3 ARTRA agrees to provide anti-dilution protection to Westminster in regard to the Conversion Shares, in accordance with the anti-dilution provisions of the Note.

                  5.4 Within 10 days after the date of this Agreement, ARTRA agrees to cause to be paid or forgiven at least $13 million of its presently outstanding bank indebtedness.

         6. Conditions To Effectiveness. The parties do not intend to be bound by this Agreement unless the actions listed in this section 6 have occurred at the Closing; such actions shall be deemed to have occurred concurrently with the execution of this Agreement. Any party has the right to withdraw any signed Transaction Document and not to close the transaction until the following actions have occurred:

                  6.1 Delivery of Funds. Westminster shall have delivered to ARTRA the sum of $1,000,000.00 in good and immediately available funds by wire transfer, or in such other manner as mutually agreed upon by the parties.

                  6.2  Corporate   Authority   ARTRA  shall  have  delivered  to
Westminster, in form and substance satisfactory to Westminster:

                           (i) copies, certified by ARTRA's secretary or assistant secretary, of its Articles of Incorporation, By-laws, and resolutions of its Board of Directors authorizing the execution and delivery of this Note and all other documents to be delivered by ARTRA hereunder; and

                           (ii) a  certificate  by the  secretary  or  assistant
                  secretary of ARTRA certifying the names of its officers authorized to sign this Agreement and all other documents to be delivered by ARTRA hereunder, together with true signatures of such officers.

                  6.3  Opinion  of  Counsel   ARTRA  shall  have   delivered  to
Westminster an opinion of counsel dated as of the date hereof, which opinion shall be in form and substance satisfactory to Westminster.

                  6.4 Other Documents ARTRA shall have delivered to Westminster the following documents, in form and substance satisfactory to Westminster:

                           (i)      the Note, duly executed by ARTRA;


                           (ii) the Registration Rights Agreement, duly executed
by ARTRA and Westminster.

                  6.5 Payment Shares.  ARTRA shall have delivered to Westminster
certificates  evidencing  the  Payment  Shares,   accompanied  by  stock  powers
appropriately executed in blank.

                  6.6 Corporate Authority of Fill-Mor. Fill-Mor shall have delivered to Westminster:

                           (i) a copy,  certified  by  Fill-Mor's  secretary  or
                  assistant secretary, of resolutions of its Board of Directors authorizing the execution, delivery and performance of the Guaranty and the Pledge Agreement.

                           (ii) a  certificate  by the  secretary  or  assistant
                  secretary of Fill-Mor certifying the names of its officers authorized to sign the Guaranty and the Pledge Agreement, together with true signatures of such officers.

                  6.7 Delivery of Guaranty and Pledge Agreement. Fill-Mor shall have delivered to Westminster:

                           (i)      the Guaranty, duly executed by Fill-Mor; and

                           (ii) the Pledge  Agreement  duly executed by Fill-Mor
                  and Westminster, including delivery of one or more certificates evidencing the Pledged Securities accompanied by separate stock powers appropriately executed in blank to Westminster as contemplated therein

                  6.8 Concurrent Closing of Other Loan. The loan being made to ARTRA by Norton Herrick in the amount of $1,000,000 on substantially the same terms as the loan contemplated by this Agreement shall have closed concurrently with the closing of the transactions contemplated by this Agreement.


         7.       [Intentionally Deleted]

         8. No Waiver; Cumulative Remedies. Westminster shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be void unless in writing, signed by Westminster and then only to the extent therein set forth. A waiver by Westminster of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Westminster would otherwise have had on any future occasion. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the parties.

         9. Assignment. This Agreement may not be assigned by a party to one or more third parties without the prior written consent of the other party, but nothing herein shall limit or affect the assignment of the Note or the other Transaction Documents.

         10. Successors and Assigns. This Agreement inures to the benefit of the parties and binds each party, and its respective successors and permitted assigns.

         11. Governing Law. This Agreement shall be governed by the laws of the State of Illinois applicable to contracts made by parties resident in, and to be performed in said state (not including the provisions of conflict of laws).

         12. Notices. All notices required to be given to any of the parties hereunder shall be in writing and shall be deemed to have been sufficiently given for all purposes when presented personally to such party, sent by telecopier (with original timely mailed), or sent by certified, registered or express mail, return receipt requested, to such party at its address set forth below:

         (a)      ARTRA
                           ARTRA GROUP Incorporated
                           500 N. Central Ave.
                           Northfield, IL 60093
                           Attn:    Peter R. Harvey
                           Fax #: (847) 441-6959

         (b)      Westminster
                           Westminster Capital, Inc.
                           9665 Wilshire Blvd., Suite M-10
                           Beverly Hills, CA 90212
                           Attn:    William Belzberg
                           Fax #: (310) 271-6274

         13. Entire Agreement. This Agreement, the other Transaction Documents, the Guaranty and the Pledge Agreement entered into concurrently herewith embody the entire agreement and understanding between ARTRA, Fill-Mor and Westminster and supersede all prior agreements and understandings relating to the subject matter hereof and thereof. This Agreement and the transactions contemplated hereby are not contingent upon, and shall not be affected by, any other transaction on similar terms being entered into by ARTRA with any person or entity concurrently or substantially concurrently with the transactions contemplated by this Agreement.

         14. Counterparts. This Agreement may be executed in any number of counterparts which shall, collectively and separately, constitute one agreement.


                                      * * *

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                              ARTRA GROUP INCORPORATED


                              By:      ____________________________________
                              Title:   ____________________________________


                              FILL-MOR HOLDING, INC.


                              By:      ____________________________________
                              Title:   ____________________________________




                              WESTMINSTER CAPITAL, INC.


                              By:      ____________________________________
                              Title:   ____________________________________